EXHIBIT 20

                          Monument Series Fund, Inc.

                                   Form N-1A

Item 24.  Persons Controlled by or Under Common Control with Registrant

                              Organization Chart
                           (As of December 12, 1997)


                               -----------------
                               |   DAVID A.    |
                               |    KUGLER     |----------------------|
                               |               |                      |
                               |     NOTE 1    |                      |
                               -----------------                      |
                                       |                              |
                                       |                              |
                               -----------------                      |
                               |  THE MONUMENT |                      |
                               |     GROUP     |                      |
                               |               |                      |
                               |   NOTE 1,4    |                      |
                               -----------------                      |
                                       |                              |
                                       |                              |
        --------------------------------------------------------------|
        |                    |                   |                    |
        |                    |                   |                    |
 -----------------   -----------------   -----------------   -----------------
 |   MONUMENT    |   | THE MONUMENT  |   |   MONUMENT    |   |   MONUMENT    |
 | ADVISORS, INC.|   | FUNDS GROUP,  |   | DISTRIBUTORS, |   |  SERIES FUND, |
 |               |   |     INC.      |   |     INC.      |   |     INC.      |
 |   NOTE 2, 4   |   |    NOTE 2     |   |   NOTE 2, 4   |   |    NOTE 1     |
 -----------------   -----------------   -----------------   -----------------
                             |
                             |
                     -----------------
                     |   MONUMENT    |
                     |  SHAREHOLDER  |
                     | SERVICES, INC.|
                     |    NOTE 3     |
                     -----------------


Each of the above entities, namely, The Monument Group, Inc., Monument Advisors, Ltd., The Monument Funds Group, Inc., Monument Distributors, Inc., and Monument Shareholder Services, Inc. (collectively, "Companies") is controlled, directly or indirectly, by David A. Kugler. Mr. Kugler may also be deemed to be a control person of each of Registrant's two series. Therefore, the Companies and the Registrant may be deemed to be under the common control of Mr. Kugler. All of the Companies, and the Registrant, are organized under the laws of the State of Maryland.

                          Monument Series Fund, Inc.

                                   Form N-1A

Item 25.  Persons Controlled by or under Common Control with Registrant

ORGANIZATION CHART NOTES:

NOTE 1

David A. Kugler owns 95.24% of the outstanding shares of The Monument Group, Inc. The Monument Group, Inc., owns of record 17.82% of the outstanding shares of Monument Washington Regional Growth Fund ("Growth Fund") and 18.18% of the outstanding shares of the Monument Washington Regional Aggressive Growth Fund ("Aggressive Growth Fund"). Mr. Kugler owns of record and beneficially 9.9% of Growth Fund shares outstanding and 10.1% of Aggressive Growth Fund shares outstanding. Mr. Kugler beneficially owns, through his direct and indirect holdings, 26.87% of Growth Fund shares outstanding and 27.41% of Aggressive Growth Fund shares outstanding.

NOTE 2

Monument   Advisors,  Ltd.,  The  Monument  Funds  Group,  Inc.  and  Monument
Distributors, Inc. are wholly-owned by The Monument Group, Inc.

NOTE 3

Monument Shareholder Services, Inc. is wholly-owned by The Monument Funds Group, Inc.

NOTE 4

Monument Distributors, Inc. and Monument Advisors Ltd. will file separate financial statements. The Monument Group, Inc. will file consolidated income tax returns.